Exhibit T3M

STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS Office of the Secretary of State

James R. Langevin, Secretary of State

CERTIFICATE OF MERGER OR CONSOLIDATION

INTO

Semiconductor Components Industries of Rhode Island, Inc.

I, JAMES R. LANGEVIN, Secretary of State of the State of Rhode Island and Providence Plantations, hereby certify that duplicate originals of Articles of ☒ MERGER or ☐ CONSOLIDATION of Semiconductor Components Industries of Rhode Island, Inc., a Domestic Corporation, and Redbird Acquisition Corp., a Domestic Corporation, and N/A, I                     , duly signed and verified pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, have been received in this office and are found to conform to law. The affixed is a duplicate original of the Articles of Merger or Consolidation.

WITNESS my hand and the seal of the State of Rhode Island and Providence Plantations this 1st day of May, 2000.

Secretary of State
By

Certificate/Form 610

Revised: 01/99

Filing Fee: See Page 4	ID Number:	4094

STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

Office of the Secretary of State

Corporations Division

100 North Main Street

Providence, Rhode Island 02903-1335

ARTICLES OF MERGER OR CONSOLIDATION INTO

(To Be Filed In Duplicate Original)

Semiconductor Components Industries of Rhode Island, Inc.

(Insert full name of surviving or new entity on this line)

SECTION I:	TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

Pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, the undersigned entities submit the following Articles of  ☒    Merger or  ☐    Consolidation (check one box only) for the purpose of merging or consolidating them into one entity.

a.	The name and type (for example, business corporation, non-profit corporation, limited liability company, limited partnership, etc.) of each of the merging or consolidating entities and the states under which each is organized are:

Name of entity	Type of entity	State under which entity is organized

Redbird Acquisition Corp.	business corporation	Rhode Island
Semiconductor Components Industries of Rhode Island, Inc.	business corporation	Rhode Island

The laws of the state under which each entity is organized permit such merger or consolidation.

c.	The full name of the surviving or new entity is Semiconductor Components Industries of Rhode Island, Inc. which is to be governed by the laws of the State of Rhode Island.

d.	The attached Plan of Merger or Consolidation was duly authorized, approved, and executed by each entity in the manner prescribed by the laws of the state under which each entity is organized. (Attach Plan of Merger or Consolidation)

e.	If the surviving entity’s name has been amended via the merger, please state the new name:

N/A

f.	If the surviving or new entity is to be governed by the laws of a state other than Rhode Island, and such surviving or new entity is not qualified to conduct business in the State of Rhode Island, the entity agrees that: it may be served with process in Rhode Island in any proceeding for the enforcement of any obligation of any domestic entity which is a party to the merger or consolidation; it irrevocably appoints the Secretary of State as its agent to accept service of process in any action, suit, or proceeding; and the address to which a copy of such process of service shall be mailed to it by the Secretary of State is:

g.	The future effective date (which shall be a date or time certain no more than thirty (30) days after the filing of the Articles of Merger or, in the case of a subsidiary merger, on or after the 30th day after the mailing of a copy of the agreement of merger to the shareholders of the subsidiary corporation) of the merger or consolidation is upon filing (if upon filing, so state).

SECTION II:	TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING ENTITIES IS A BUSINESS CORPORATION PURSUANT TO TITLE 7, CHAPTER 1.1 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED.

a.	If one or more of the merging or consolidating entities is a business corporation (except one whose shareholders are not required to approve the agreement under Section 7-1.1-67, or does not require shareholder approval pursuant to the laws of the state under which the corporation is organized, in which event that fact shall be set forth), state below as to each business corporation, the total number of shares outstanding entitled to vote on the Plan of Merger or Consolidation, respectively, and, if the shares

Form No. 35

Filing Fee: See Page 4	ID Number:	4094

STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

Office of the Secretary of State

Corporations Division

100 North Main Street

Providence, Rhode Island 02903-1335

ARTICLES OF MERGER OR CONSOLIDATION INTO

(To Be Filed In Duplicate Original)

Semiconductor Components Industries of Rhode Island, Inc.

(Insert full name of surviving or new entity on this line)

SECTION I:	TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

Pursuant to the applicable provisions of the Rhode Island General Laws, 1956, as amended, the undersigned entities submit the following Articles of  ☒    Merger or  ☐    Consolidation (check one box only) for the purpose of merging or consolidating them into one entity.

a.	The name and type (for example, business corporation, non-profit corporation, limited liability company, limited partnership, etc.) of each of the merging or consolidating entities and the states under which each is organized are:

Name of entity	Type of entity	State under which entity is organized

Redbird Acquisition Corp.	business corporation	Rhode Island
Semiconductor Components Industries of Rhode Island, Inc.	business corporation	Rhode Island

The laws of the state under which each entity is organized permit such merger or consolidation.

c.	The full name of the surviving or new entity is Semiconductor Components Industries of Rhode Island, Inc. which is to be governed by the laws of the State of Rhode Island.

d.	The attached Plan of Merger or Consolidation was duly authorized, approved, and executed by each entity in the manner prescribed by the laws of the state under which each entity is organized. (Attach Plan of Merger or Consolidation)

e.	If the surviving entity’s name has been amended via the merger, please state the new name:

N/A

f.	If the surviving or new entity is to be governed by the laws of a state other than Rhode Island, and such surviving or new entity is not qualified to conduct business in the State of Rhode Island, the entity agrees that: it may be served with process in Rhode Island in any proceeding for the enforcement of any obligation of any domestic entity which is a party to the merger or consolidation; it irrevocably appoints the Secretary of State as its agent to accept service of process in any action, suit, or proceeding; and the address to which a copy of such process of service shall be mailed to it by the Secretary of State is:

g.	The future effective date (which shall be a date or time certain no more than thirty (30) days after the filing of the Articles of Merger or, in the case of a subsidiary merger, on or after the 30th day after the mailing of a copy of the agreement of merger to the shareholders of the subsidiary corporation) of the merger or consolidation is upon filing (if upon filing, so state).

SECTION II:	TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING ENTITIES IS A BUSINESS CORPORATION PURSUANT TO TITLE 7, CHAPTER 1.1 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED.

a.	If one or more of the merging or consolidating entities is a business corporation (except one whose shareholders are not required to approve the agreement under Section 7-1.1-67, or does not require shareholder approval pursuant to the laws of the state under which the corporation is organized, in which event that fact shall be set forth), state below as to each business corporation, the total number of shares outstanding entitled to vote on the Plan of Merger or Consolidation, respectively, and, if the shares

Form No. 35

SECTION IV:	TO BE COMPLETED ONLY IF ONE OR MORE OF THE MERGING OR CONSOLIDATING ENTITIES IS A LIMITED PARTNERSHIP PURSUANT TO TITLE 7, CHAPTER 13 OF THE RHODE ISLAND GENERAL LAWS, AS AMENDED

a.	The agreement of merger or consolidation is on file at the place of business of the surviving or resulting domestic limited partnership or other business entity and the address thereof is:

b.	A copy of the agreement of merger or consolidation will be furnished by the surviving or resulting domestic limited partnership or other business entity, on request and without cost, to any partner of any domestic limited partnership or any person holding an interest in any other business entity which is to merge or consolidate.

SECTION V:	TO BE COMPLETED BY ALL MERGING OR CONSOLIDATING ENTITIES

Redbird Acquisition Corp.

Entity Name

By:		Vice President
	Name of person signing	Title of person signing

By:		Secretary
	Name of person signing	Title of person signing

STATE OF Arizona

COUNTY OF Maricopa

In Phoenix, AZ on this 5th day of April , 2000, before me personally appeared Judith A. Boyle & George H. Cave, who being duly sworn declared that he/she is the Vice Pres. / Secretary of the above-named entity and that he/she signed the foregoing document as such authorized agent, and that the statements therein contained are true.

Notary Public
My Commission Expires: 17-Dec-2000

Semiconductor Components Industries of Rhode Island, Inc.

Entity Name

By:		Vice President
	Name of person signing	Title of person signing

By:		Secretary
	Name of person signing	Title of person signing

STATE OF Arizona

COUNTY OF Maricopa

In Phoenix on this 5th day of April, 2000, before me personally appeared George H. Cave & Judith A. Boyle, who being duly sworn declared that he/she is the Vice Pres / Secretary of the above-named entity and that he/she signed the foregoing document as such authorized agent, and that the statements therein contained are true.

Notary Public
My Commission Expires: 17-Dec-2001

3

STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS

Department of Administration
DIVISION OF TAXATION
One Capitol Hill	April 28, 2000
Providence, RI 02908-5800

TO WHOM IT MAY CONCERN:

Re:	REDBIRD ACQUISITION CORP.

It appears from our records that the above named corporation has filed all the required Business Corporation Tax Returns due to be filed and paid all taxes indicated thereon and is in good standing with this Division as of this date regarding any liability under the Rhode Island Business Corporation Tax Law.

This letter is issued pursuant to the request of the above named corporation for the purpose of:

A MERGER – CORPORATION IS THE NONSURVIVOR

Very truly yours,

R. Gary Clark
Tax Administrator

Edward J. Flanagan, Jr.
Chief Revenue Agent
Corporations

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER (the “Plan”), is made and executed as of the      day of April, 2000 by Redbird Acquisition Corp., a Rhode Island corporation (the “Parent Company”), Semiconductor Components Industries of Rhode Island, Inc. a Rhode Island corporation (the “Subsidiary”), and Semiconductor Components Industries, LLC, a Delaware limited liability company (“Components”).

1.	Capital Structure and Ownership

The Subsidiary has a total authorized capital stock consisting of 250,000 shares of common stock, of which 160,190 shares are issued and outstanding on the date hereof and held of record by the Parent Company.

The Parent Company has a total authorized capital stock consisting of 8,000 shares of common stock, $1.00 par value, of which 100 shares are issued and outstanding on the date hereof and held of record by Components.

2.	Merger

At the Effective Time (as hereinafter defined), the Parent Company shall, pursuant to Section 7-1.1-65 of the Rhode Island General Laws, be merged with and into the Subsidiary, which shall be the surviving corporation and shall continue in existence, on the terms and conditions hereinafter set forth. At the Effective Time, the separate existence of the Parent Company shall cease and the effect of the merger shall otherwise be as provided under Section 7-1.1-69 of the Rhode Island General Laws.

3.	Effective Time

The effective time of the merger provided for herein shall be upon filing of the Articles of Merger with the Rhode Island Secretary of State (the “Effective Time”).

4.	Conversion of Shares

At the Effective Time of the merger of the Parent Company with and into the Subsidiary:

a. Each share of the common stock of the Parent Company outstanding immediately prior to the Effective Time shall be converted into ten (10) shares of the common stock of the Subsidiary; and

b. Each share of the common stock of the Subsidiary outstanding immediately prior to the Effective Time shall be canceled and retired and shall constitute authorized and unissued shares of common stock of the Subsidiary.

5.	The Surviving Corporation

a. From and after the Effective Time until thereafter amended as provided by law, the Articles of Incorporation and Bylaws of the Subsidiary as in effect immediately prior to the merger shall be and continue to be the Articles of Incorporation and Bylaws of the Subsidiary.

b. The persons who are directors and officers of the Subsidiary immediately prior to the merger shall, until otherwise changed in the manner provided by law, continue as the directors and officers of the Subsidiary following the merger, and shall hold office as provided in the Articles of Incorporation and Bylaws of the Subsidiary.

6.	Waiver of Mailing

The Parent Company, as the sole shareholder of the Subsidiary, and Components, as the sole shareholder of the Parent Company, hereby waive mailing of a copy of the Plan and hereby agree that the Plan, the articles of merger and any other certificates or other instruments required by law to be recorded with respect to the Parent Company and the Subsidiary may be recorded in the appropriate offices in the State of Rhode Island at any time following the adoption of the Plan.

IN WITNESS WHEREOF, the parties hereto have executed this Plan of Merger as of the day and year first above written.

REDBIRD ACQUISITION CORP.

By:
Name: Judith A. Boyle
Title: Vice President

SEMICONDUCTOR COMPONENTS INDUSTRIES OF RHODE ISLAND, INC.

By:
Name: George H. Cave
Title: Vice President

2

Filling Fee $50.00	ID Number:	4094

STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS Office of the Secretary of State Corporations Division 100 North Main Street Providence, Rhode Island 02903-1335
BUSINESS CORPORATION

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION (To Be Filed In Duplicate Original)

Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.	The name of the corporation is Cherry Semiconductor Corporation

2.	The shareholders of the corporation (or, where no shares have been issued, the board of directors of the corporation) on April 3, 2000, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

[Insert Amendment(s)]

(If additional space is required, please list on separate attachment)

“FIRST: The name of the corporation is Semiconductor
Components Industries of Rhode Island, Inc.”

3.	The number of shares of the corporation outstanding at the time of such adoption was 160,190; and the number of shares entitled to vote thereon was 160,190.

4.	The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (If inapplicable, insert “none.”)

Class	Number of Shares

None

Form No. 101

Revised: 01/99

5.	The number of shares voted for such amendment was 160,190; and the number of shares voted against such amendment was -0-.

6.	The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (If inapplicable, insert “none.”)

Number of Shares Voted
Class	For	Against

None

7.	The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

No change

8.	The manner in which such amendment effects a change in the amount of stated capital, and the amount (expressed in dollars) of stated capital as changed by such amendment, are as follows: (If no change, so state)

No change

9.	As required by Section 7-1.1-57 of the General Laws, the corporation has paid all fees and franchise taxes.

10. Date when amendment is to become effective	upon filing
(not prior to, nor more than 30 days after, the filing of these articles of amendment)

Date: April 3, 2000	Cherry Semiconductor Corporation
Print Corporate Name
By
☒ President or ☐ Vice President (check one)
AND
By
☒ Secretary or ☐ Assistant Secretary (check one)

STATE OF Arizona
COUNTY OF Maricopa

In Phoenix, AZ, on this 3rd day of April, 2000 personally appeared before me Steven P. Hanson / Judith A. Boyle who, being by me first duly sworn, declared that he/she is the Pres / Sec. of the corporation and that he/she signed the foregoing document as such officer of the corporation, and that the statements herein contained are true.

Notary Public
My Commission Expires: 17-Dec-2001

Filing fee: $20.00	4-5-72

State of Rhode Island and Providence Plantations

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

MICRO COMPONENTS CORPORATION

Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is CHERRY SEMICONDUCTOR CORPORATION (a close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended

SECOND: The shareholders of the corporation on March 1, 1978, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

[Insert Amendment(s)]

ARTICLE FIRST. of said Articles of Incorporation is hereby amended to change the name of Corporation to:

“CHERRY SEMICONDUCTOR CORPORATION,” (a close corporation pursuant to Section 7-1.1-51 of the General Laws, 1956, as amended.)

FORM 12A 10M 1-70

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 160,190; and the number of shares entitled to vote thereon was 160,190

FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert “none”)

Class	Number of Shares

None

FIFTH: The number of shares voted for such amendment was 160,190; and the number of shares voted against such amendment was -0-.

SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert “none”)

Number of Shares Voted
Class	For	Against

None

SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

No change

EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

No change

Dated March 1, 1978	MICRO COMPONENTS CORPORATION

By
		Its	President

and
		Its	Secretary

STATE OF RHODE ISLAND	}	SC.
COUNTY OF Providence

At Providence in said county on this 1st day of March, 1978, personally appeared before me Alfred S. Budnick, who, being by me first duly sworn, declared that he is the President of Micro Components Corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

Notary Public

(NOTARIAL SEAL)

Filing fee: $20.00

State of Rhode Island and Providence Plantations

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

MICRO COMPONENTS CORPORATION

Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is MICRO COMPONENTS CORPORATION

SECOND: The shareholders of the corporation on February 26, 1974, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

[Insert Amendment (s) ]

That Article FOURTH of the Articles of Incorporation be and hereby is amended to read as follows:

“FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 250,000, such shares to have a par value of One Cent ($0.01) per share.”

FORM 12A 10M 1-70

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 11,225; and the number of shares entitled to vote thereon was 11,225

FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert “none”)

Class	Number of Shares

NONE

FIFTH: The number of shares voted for such amendment was 11,225; and the number of shares voted against such amendment was NONE.

SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment, respectively, was: (if inapplicable, insert “none”)

Number of Shares Voted
Class	For	Against

NONE

SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

NO CHANGE

EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

NO CHANGE

Dated MARCH 12, 1974	MICRO COMPONENTS CORPORATION

By
Selig Gertzis
		Its	President

and
Alfred S. Budnick
		Its	Secretary

STATE OF RHODE ISLAND	}	SC.
COUNTY OF

At Cranston in said county on this 12th day of MARCH, 1974 personally appeared before me Selig Gertzis, who, being by me first duly sworn, declared that he is the President of Micro Components Corporation that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

Notary Public

[ILLEGIBLE]

(NOTARIAL SEAL)

Filing fee: $20.00

State of Rhode Island and Providence Plantations

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

MICRO COMPONENTS CORPORATION

Pursuant to the provisions of Section 7-1.1-56 of the General Laws, 1956, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is MICRO COMPONENTS CORPORATION

SECOND: The shareholders of the corporation on February 13, 1973, in the manner prescribed by Chapter 7-1.1 of the General Laws, 1956, as amended, adopted the following amendment(s) to the Articles of Incorporation:

[Insert Amendment (s) ]

That Article FOURTH of the Articles of Incorporation be and hereby is amended to read as follows:

“FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 25,000, such shares to have a par value of One Cent (l¢) per share.”

FORM 12A 10M 1-70

THIRD: The number of shares of the corporation outstanding at the time of such adoption was 10,925; and the number of shares entitled to vote thereon was 10,925

FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows: (if inapplicable, insert “none”)

Class	Number of Shares

NONE

FIFTH: The number of shares voted for such amendment was 7,699; and the number of shares voted against such amendment was None. Such action was taken without a meeting pursuant to the written consents

SIXTH: The number of shares of each class entitled to vote thereon as a class voted of the for and against such amendment, respectively, was: (if inapplicable, insert “none”) Shareholders.

Number of Shares Voted
Class	For	Against

NONE

SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (If no change, so state)

NONE

EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: (If no change, so state)

NONE

Dated May 24, 1973	MICRO COMPONENTS CORPORATION

By
		Its	President

and
		Its	Secretary

STATE OF RHODE ISLAND COUNTY OF PROVIDENCE	}	SC.

At CRANSTON in said county on this 24th day of MAY, 1973, personally appeared before me ALFRED S. BUDNICK, who, being by me first duly sworn, declared that he is the SECRETARY of MICRO COMPONENTS CORPORATION that he signed the foregoing document as SECRETARY of the corporation, and that the statements therein contained are true.

Notary Public

(NOTARIAL SEAL)

State of Rhode Island and Providence Plantations

BUSINESS CORPORATION

ORIGINAL ARTICLES OF INCORPORATION

The undersigned acting as incorporator (s) of a corporation under Chapter 7-1.1 of the General Laws, 1956, as amended, adopt (s) the following Articles of Incorporation for such corporation:

FIRST. The name of the corporation is

MICRO COMPONENTS CORPORATION

(A close corporation pursuant to §7-1.1-51 of the General Laws, 1956, as amended) (strike if inapplicable)

SECOND. The period of its duration is (if perpetual, so state) PERPETUAL

THIRD. The purpose or purposes for which the corporation is organized are:

To engage in any lawful business, act or activity for which corporations may be organized under the Rhode Island business corporation act.

The corporation shall have power: (See §7-1.1-4 of the General Laws, 1956, as amended.)

(a) To have perpetual succession by its corporate name

(b) To sue and be sued, complain and defend, in its corporate name.

(c) To have a corporate seal which may be altered at pleasure, and to use the same by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

(d) To purchase, take, receive, lease, or otherwise acquire, own, hold, improve, use and otherwise deal in and with, real or personal property, or any interest therein, wherever situated.

(e) To sell, convey, mortgage, pledge, lease, exchange, transfer and otherwise dispose of all or any part of its property and assets.

(f) To lend money and to use its credit to assist its employees.

(g) To purchase, take, receive, subscribe for, or otherwise acquire, own, hold, vote, use, employ, sell, mortgage, lend, pledge or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships or individuals, or direct or indirect obligations of the United States or of any other government, state, territory, governmental district or municipality or of any instrumentality thereof.

(h) To make contracts and guarantees and incur liabilities, borrow money at such rates of interest as the corporation may determine, issue its notes, bonds, and other obligations, and secure any of its obligations by mortgage or pledge of all or any of its property, franchises, and income.

(i) To lend money for its corporate purposes, invest and reinvest its funds, and take and hold real and personal property as security for the payment of funds so loaned or invested.

(j) To conduct its business, carry on its operations, and have offices and exercise the powers granted by this chapter, within or without this state.

(k) To elect or appoint officers and agents of the corporation, and define their duties and fix their compensation.

(l) To make and alter by-laws, not inconsistent with its articles of incorporation or with the laws of this state, for the administration and regulation of the affairs of the corporation.

(m) To make donations for the public welfare or for charitable, scientific or educational purposes.

(n) To transact any lawful business which the board of directors shall find will be in aid of governmental authority.

(o) To pay pensions and establish pension plans, pension trusts, profit-sharing plans, stock bonus plans, stock option plans and other incentive plans for any or all of its directors, officers and employees.

(p) To provide insurance for its benefit on the life of any of its directors, officers, or employees, or on the life of any stockholder for the purpose of acquiring at his death shares of its stock owned by such stockholder.

(q) To be a promoter, partner, member, associate, or manager of any partnership, enterprise or venture.

(r) To have and exercise all powers necessary or convenient to effect its purposes.

FORM 11A 5M 7-70	(OVER)

FOURTH. The aggregate number of shares which the corporation shall have authority to issue is:

(a) If only one class: Total number of shares 20,000

(If the authorized shares are to consist of one class only, state the par value of such shares or a statement that all of such shares are to be without par value.)

Such shares to have a par value of one cent (1¢) per share.

or

(b) If more than one class: Total number of shares

(State (A) the number of the shares of each class thereof that are to have a par value and the par value of each share of each such class, and/or (B) the number of such shares that are to be without par value, and (C) a statement of all or any of the designations and the powers, preferences and rights, including voting rights, and the qualifications, limitations or restrictions thereof, which are permitted by the provisions of title 7 of the General Laws in respect of any class or classes of stock of the corporation and the fixing of which by the articles of association is desired, and an express grant of such authority as it may then be desired to grant to the board of directors to fix by vote or votes any thereof that may be desired but which shall not be fixed by the articles.)

FIFTH. Provisions (if any) dealing with the preemptive right of shareholders pursuant to §7-1.1-24 of the General Laws, 1956, as amended:

Shareholders shall have no preemptive rights to acquire unissued or treasury shares or securities convertible into shares or carrying a right to subscribe to or acquire shares in the corporation.

SIXTH. Provisions for the regulation of the internal affairs of the corporation: Any action required or permitted to be taken at a meeting of shareholders by law or by the certificate of incorporation or by the by-laws of this corporation may be taken without a meeting upon the written consent of such shareholders as would entitled to cast at least the minimum number of votes which would be required to take such action at a meeting at which all shareholders entitled to vote thereon are present. The corporation is hereby authorized to make distributions to its share-holders out of its unreserved and unrestricted capital surplus in accordance with Section 7-1.1-41 of the General Laws, 1956, as amended.

SEVENTH. The address of the initial registered office of the corporation is 1122 Industrial Bank Building, Providence, R.I. 02903 (add Zip Code) and the name of its initial registered agent at such address is: Charles S. Sokoloff

EIGHTH. The number of directors constituting the initial board of directors of the corporation is one and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

(If this is a close corporation pursuant §7-1.1-51 of the General Laws, 1956, as amended, state the name(s) and address(es) of the officers of the corporation.)

Name	Address
Charles S. Sokoloff	1122 Industrial Bank Bldg.
Providence, Rhode Island 02903

NINTH. The name and address of each incorporator is:

Name	Address
Charles S. Sokoloff	1122 Industrial Bank Bldg.
Providence, Rhode Island 02903

TENTH. Date when corporate existence to begin (not more than 30 days after filing of these articles of incorporation):

Upon filing

Dated April 3, 1972

STATE OF RHODE ISLAND COUNTY OF PROVIDENCE	}	In the City	}	of WOONSOCKET

in said county this              day of April, A.D. 1972 then personally appeared before me Charles S. Sokoloff each and all known to me and known by me to be the parties executing the foregoing instrument, and they severally acknowledged said instrument by them subscribed to be their free act and deed.

Notary Public